TANAKA FUNDS, INC.

                               TANAKA GROWTH FUND
                           230 Park Avenue, Suite 960
                            New York, New York 10169

                            877-4-TANAKA (Toll Free)

                       STATEMENT OF ADDITIONAL INFORMATION

                                  April 1, 2003
                          As amended December 1, 2003

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the TANAKA Growth Fund's Prospectus for Class R shares dated April 1, 2003 or the TANAKA Growth Fund's Prospectus for Class A and Class B shares dated April 1, 2003. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended November 30, 2002 ("Annual Report"). A free copy of either Prospectus or the Annual Report can be obtained by writing the TANAKA Funds, Inc., P.O. Box 6110, Indianapolis, Indiana 46204 or by calling 877-4-TANAKA.

         TABLE OF CONTENTS
                                                                PAGE

         Additional Information on Investment Techniques...........1
         Investment Restrictions...................................5
         Dividends and Distributions...............................6
         Portfolio Transactions and Brokerage......................6
         Portfolio Turnover........................................7
         Net Asset Value...........................................8
         Contingent Deferred Sales Charge..........................9
         Directors and Officers...................................10
         Investment Advisor.......................................12
         Fund Services............................................13
         Custodian................................................13
         Accountants..............................................13
         Distribution.............................................13
         Expenses of the Fund.....................................15
         Special Shareholder Services.............................15
         General Information and History..........................16
         Additional Tax Information...............................17
         Performance..............................................18
         Financial Statements.....................................22

     TANAKA Funds, Inc. (the "Company"), is an open-end, management investment company, commonly known as a "mutual fund" and was organized on November 5, 1997. The TANAKA Growth Fund (the "Fund"), the sole series of the company, is a non-diversified series organized on November 5, 1997. The Fund commenced operations on December 30, 1998.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES

     The investment policies of the Fund are described in the Fund's Prospectus. The following discussion supplements the information in the Fund's Prospectus with respect to the types of securities in which the Fund may invest and the investment techniques it may use in pursuit of its investment objective.

Convertible Securities

     The Fund may invest in convertible securities that are bonds, notes, debentures, preferred stocks and other securities, which are convertible into common stocks that the Fund's advisor deems suitable. Investments in convertible securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

     Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although, to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Foreign Securities

     The Fund expects to invest primarily in the securities of companies domiciled in the United States, although the Fund may also invest up to 45% of its net assets, measured at the time of investment, in securities of foreign issuers which meet the same criteria for investment as domestic companies. Such investments may be made directly in such issuers or indirectly through American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or open and closed-end investment companies. It is possible that some material information about unsponsored ADRs and ADSs will not be available.

     Most foreign stock markets are not as large or liquid as in the United States, fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Investors should recognize that foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Foreign governments can also levy confiscatory taxes, expropriate assets, and limit repatriations of assets. Typically, there is less publicly available information about a foreign company than about a U.S. company, and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Because investments in foreign securities will usually involve currencies of foreign countries, and because the Fund may hold foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events. In the event of expropriation by a country, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

     In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     The Fund may invest in shares of open-and closed-end investment companies that acquire equity securities of issuers in emerging markets countries. By investing in shares of such investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such companies, as well as those of the Fund. Federal securities laws impose limits on such investments with which the Fund will comply, and may affect the ability of the Fund to acquire or dispose of such shares.

Warrants

     The Fund may invest up to 5% of its net assets, measured at the time of investment, in warrants or rights. A warrant is a long-term option issued by a corporation that generally gives the investor the right to buy a specified number of shares of the underlying common stock of the issuer at a specified exercise price at any time on or before an expiration date. Rights are similar to warrants, but normally have shorter durations. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. The Fund will make such investments only if the underlying equity securities are deemed appropriate by the Fund's advisor for inclusion in the Fund's portfolio.

Repurchase Agreements

     The Fund may enter into repurchase agreements (which enables the Fund to employ its assets pending investment) during short periods of time. Ordinarily, these agreements permit the Fund to maintain liquidity and earn higher rates of return than would normally be available from other short-term money-market instruments.

     Under a repurchase agreement, the Fund buys an instrument and obtains a simultaneous commitment from the seller to repurchase the investment at a specified time and at an agreed upon yield to the Fund. The seller is required to pledge cash and/or collateral which is equal to at least 100% of the value of the commitment to repurchase. The collateral is held by the Fund's custodian. The Fund will enter into only repurchase agreements involving U.S. government securities in which the Fund may otherwise invest. Repurchase agreements are considered securities issued by the seller for purposes of the diversification test under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and not cash, a cash item or a U.S. government security.

     The term "U.S. government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States government, and by various instrumentalities which have been established or sponsored by the United States government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

     The Fund will always seek to perfect its security interest in the collateral. If the seller of a repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines. The Fund's advisor monitors the value of the collateral to ensure that its value equals or exceeds the repurchase price and also monitors the financial condition of the issuer of the repurchase agreement. If the seller defaults, the Fund may incur disposition costs in connection with liquidating the collateral of that seller. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

Illiquid or Restricted Securities

     The Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at acceptable prices and may have to dispose of such securities over extended periods of time. The Fund may invest in (i) securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Such securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than their fair value and in some instances, it may be difficult to locate any purchaser. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

Securities which are freely tradable under Rule 144A may be treated as liquid if the Board of Directors of the Company is satisfied that there is sufficient trading activity and reliable price information. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund's portfolio to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such 144A securities.

INVESTMENT RESTRICTIONS

     The policies set forth below are fundamental policies of the Fund and may not be changed without approval of a majority of the outstanding voting securities of the Fund. As used in this Statement of Additional Information, a "majority of the outstanding voting securities of the Fund" means the lesser of
(1) 67% or more of the voting securities present at a shareholders meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund.

     As a matter of fundamental policy, the Fund may not:

     1. borrow money, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by a regulatory authority having jurisdiction, from time to time;

     2. concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time;

     3. act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

     4. make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

     5. issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time; provided that the segregation of assets or other collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction, and obligations for which the Fund segregates assets in accordance with securities regulatory requirements will not be deemed to be senior securities;

     6. purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate, or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); or

     7. purchase or sell physical commodities or contracts relating to physical commodities.

     The Fund has voluntarily adopted certain policies and restrictions, which are observed in the conduct of its affairs. These represent intentions of the Board of Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board of Directors without prior notice to or approval of shareholders.

     The following policies are non-fundamental policies and may be changed without shareholder approval. The Fund currently may not:

     (a) purchase or sell futures contracts or options thereon;

     (b) make short sales;

     (c) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

     (d) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions;

     (e) invest more than 15% of its net assets in securities which are illiquid or not readily marketable; and

     (f) write put or call options.

     If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

DIVIDENDS AND DISTRIBUTIONS

     As stated previously, it is the policy of the Fund to distribute substantially all of its net investment income and net realized capital gains, if any, shortly after the close of the fiscal year (November 30th).

     All dividend and capital gains distributions, if any, will be reinvested in full and fractional shares based on net asset value (without a sales charge) as determined on the ex-dividend date for such distributions. Shareholders may, however, elect to receive all such payments, or the dividend or distribution portion thereof, in cash, by sending written notice to this effect to the transfer agent. This written notice will be effective as to any subsequent payment if received by the transfer agent prior to the record date used for determining the shareholders' entitlement to such payment. Such an election will remain in effect unless or until the transfer agent is notified by the shareholder in writing to the contrary.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of their brokerage commission rates are made by the Fund's advisor. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there may be no stated commission. However, where no commission is stated, the price paid by the Fund will usually include an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Fund's advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. For the fiscal years ended November 30, 2000, 2001 and 2002, the Fund paid brokerage commissions of $2,581, $3,207, and $9,809, respectively.

     In selecting a broker to execute each particular transaction, the Fund's advisor takes the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis.
Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. For example, the Fund's advisor will consider the research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund or the Fund's advisor's other clients. Such research and investment services include statistical and economic data and research reports on particular companies and industries as well as research software. Subject to such policies and procedures as the Directors may determine, the Fund's advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Fund's advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the Fund's advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Fund's advisor's ongoing responsibilities with respect to the Fund. Due to research services provided by brokers, the TANAKA Growth Fund directed to brokers $580,672 of brokerage transactions (on which commissions were $6,082) during the fiscal year ended November 30, 2002.

     Research and investment information is provided by these and other brokers at no cost to the Fund's advisor and is available for the benefit of other accounts advised by the Fund's advisor and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Fund's advisor's expenses, it is not possible to estimate its value and in the opinion of the Fund's advisor it does not reduce the Fund's advisor's expenses in a determinable amount. The extent to which the Fund's advisor makes use of statistical, research and other services furnished by brokers is considered by the Fund's advisor in the allocation of brokerage business but there is no formula by which such business is allocated. The Fund's advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders.

     The Company and the Fund's advisor have adopted a Code of Ethics (the "Code") under Rule 17j-1 of the 1940 Act. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

PORTFOLIO TURNOVER

     Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in the Fund's advisor's opinion, to meet the Fund's objective. The Fund's advisor anticipates that the Fund's average annual portfolio turnover rate will be less than 100%.

NET ASSET VALUE

     The Fund's net asset value ("NAV") per share is normally calculated daily from Monday through Friday on each business day on which the New York Stock Exchange (the "Exchange") is open. The Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

     The Board of Directors has determined that the Fund's NAV be calculated as of the close of trading of the Exchange (generally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The Fund may compute its NAV per share more frequently if necessary to protect shareholders' interests.

     NAV per share is determined by dividing the total value of the Fund's securities and other assets, less liabilities (including proper accruals of taxes and other expenses), by the total number of shares then outstanding, and rounding the result to the nearer cent.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     Following the calculation of security values in terms of the currency in which the market quotation used is expressed ("local currency"), the pricing agent shall, prior to the next determination of the NAV of the Fund's shares, calculate these values in terms of U.S. dollars on the basis of the conversion of the local currencies (if other than U.S. dollars) into U.S. dollars at the rates of exchange prevailing at the valuation time as determined by the pricing agent.

     U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type.
Short-term securities, with 60 days or less to maturity, are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held, on the 60th day prior to maturity, based on the value determined on the 61st day prior to maturity.

     Any purchase order may be rejected by the distributor or by the Fund. The Company has reserved the right to redeem its shares by payment of its portfolio securities in-kind but does not intend to do so under normal circumstances.

CONTINGENT DEFERRED SALES CHARGES
Class A Shares

     With respect to purchases of $1 million or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining, the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the distributor of the Fund's Class A shares, and are used by the distributor to defray the expenses related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or financial intermediaries for selling Class A shares.

Class B Shares

      Class B shares that are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     Proceeds from the contingent deferred sales charge on the Class B shares are paid to the distributor and are used to defray the expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, including payments to dealers and other financial intermediaries for selling Class B shares and interest and other financing costs associated with the Class B shares.

     In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of any shares held longest during the time they are subject to the sales charge.

     The contingent deferred sales charge is waived on redemptions of shares (i) following the death of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, or
(iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative.

Conversion Feature

     At the end of the month which precedes the eighth anniversary of the purchase date of a shareholder's Class B shares, the Class B shares will automatically convert to Class A shares and will no longer be subject to higher distribution and service fees. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to reduce the distribution and service fees paid by holders of Class B shares that have been outstanding long enough for the distributor to have been compensated for distribution expenses incurred in the sale of such shares.

     For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

Class R Shares

     Class R shares are not subject to a contingent deferred sales charge.

DIRECTORS AND OFFICERS

     The Board of Directors supervises the business activities of the Company. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with the Fund's advisor, administrator, fund accountant, transfer agent and custodian. The management of the Fund's day-to-day operations is delegated to its officers, the Fund's advisor and the administrator, subject always to the investment objective and policies of the Fund and to general supervision by the Board of Directors. Each Director serves as a director until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a "family of funds" or a "fund complex", and the only fund overseen by the Board is the Fund. The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 230 Park Avenue, Suite 960, New York, New York 10169.

     The following table provides information regarding each Director who is not an "interested person" of the Company, as defined in the 1940 Act.


  ----------------------- --------------------------- ----------------------------------------------- -----------------------------
                            Position(s) Held with
        Name (and            Company (and Length                  Principal Occupations                   Other Directorships
      Year of Birth)           of Time Served)                     During Past 5 Years                      Held by Director
  ----------------------- --------------------------- ----------------------------------------------- -----------------------------
  ----------------------- --------------------------- ----------------------------------------------- -----------------------------
  David M. Fox            Director                    President and CEO of David Fox & Associates,    none
  (1948)                  (since 1997)                a television programming sales firm, since
                                                      2001; President and CEO of TV Network, Inc.,
                                                      an internet company, from 1999 to 2001;
                                                      President and CEO of Unapix Entertainment, a
                                                      television and film sales firm from 1992
                                                      until 1999
  ----------------------- --------------------------- ----------------------------------------------- -----------------------------
  ----------------------- --------------------------- ----------------------------------------------- -----------------------------
  Thomas R. Schwarz       Director                    Retired; President and COO of Dunkin Donuts     TransAct Technologies, Inc.
  (1936)                  (since 1997)                Inc., 1966-1989; CEO of Grossmans Inc.,         Tridex Corporation
                                                      1989-1994]
                                                                                                      Lebhar-Friedman
                                                                                                      Publishing
                                                                                                      Yorkshire
                                                                                                      Global
                                                                                                      Restaurants
  ----------------------- --------------------------- ----------------------------------------------- -----------------------------
  ----------------------- --------------------------- ----------------------------------------------- -----------------------------
  Scott D. Stooker        Director                    President of 1st Team Communications, an        none
  (1954)                  (since 1997)                advertising firm, since 1990
  ----------------------- --------------------------- ----------------------------------------------- -----------------------------

         .........The following  table  provides  information  regarding each Director who is an "interested person" of the Company, as defined in the 1940 Act, and each officer of the Company.

  ------------------------ -------------------------- ----------------------------------------------- -----------------------------
                             Position(s) Held with
         Name (and            Company (and Length                 Principal Occupations                   Other Directorships
      Year of Birth)            of Time Served)                    During Past 5 Years                      Held by Director
  ------------------------ -------------------------- ----------------------------------------------- -----------------------------
  ------------------------ -------------------------- ----------------------------------------------- -----------------------------
  Graham Y. Tanaka*        Chairman, CEO and          President of Tanaka Capital Management, Inc.    TransAct Technologies, Inc.
  (1948)                   President                  since 1986
                           (since 1997)
  ------------------------ -------------------------- ----------------------------------------------- -----------------------------
  ------------------------ -------------------------- ----------------------------------------------- -----------------------------
  Victoria A. McCann       Secretary                  Head Trader/Operations Manager at Tanaka        none
  (1967)                   (since 2001)               Capital Management, Inc. since 1991
  ------------------------ -------------------------- ----------------------------------------------- -----------------------------
  ------------------------ -------------------------- ----------------------------------------------- -----------------------------
  Dmitriy Perelstein       CFO                        Fiancial Analyst of Tanaka Capital              none
  (1980)                   (since 2003)               Management, Inc., since 2003. Financial
                                                      Analyst for Mercer Investment Consulting
                                                      since 2000.
  ------------------------ -------------------------- ----------------------------------------------- -----------------------------
* "Interested person," as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

     The Directors and Officers of the Fund received no remuneration or other compensation from the Fund. No fees will be paid to Directors until such time as they determine the Fund has sufficient assets.

     The following table provides information regarding shares of the Fund owned by each Director as of December 31, 2002:

   -------------------------------------------------- ----------------------
                                                            Dollar Range
                    Director                               of Fund Shares
   -------------------------------------------------- ----------------------
   -------------------------------------------------- ----------------------
   David M. Fox                                            $1 - $10,000
   -------------------------------------------------- ----------------------
   -------------------------------------------------- ----------------------
   Thomas R. Schwarz                                    $10,001 - $50,000
   -------------------------------------------------- ----------------------
   -------------------------------------------------- ----------------------
   Scott D. Stooker                                     $10,001 - $50,000
   -------------------------------------------------- ----------------------
   -------------------------------------------------- ----------------------
   Graham Y. Tanaka                                       Over $100,000
   -------------------------------------------------- ----------------------

INVESTMENT ADVISOR

     Tanaka Capital Management, Inc. (the "Investment Advisor"), 230 Park Avenue, Suite 960, New York, New York 10169, manages the investment of the assets of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Graham Y. Tanaka may be deemed to be a controlling person of the Investment Advisor due to his ownership of the shares of the Investment Advisor. The Advisory Agreement dated December 14, 1998 may be renewed annually only so long as such renewal and continuance is specifically approved by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the Company or the Investment Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on 60 days' notice by the Company's Board of Directors or by the Investment Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

     The Advisory Agreement was renewed on November 12, 2002. In determining whether to renew the Advisory Agreement, the issue was first reviewed by the Board on October 28, 2002. The Board reviewed a report that compared the total expense ratio, management fee percentage and performance of 60 funds with an investment objective of growth having net assets between $2.0 million and $2.5 million, including the Fund. The Directors noted that the Fund was slightly below the average with regard to total expense ratio; that the Fund's management fee percentage was higher than the average; and that the Fund's Class R total returns were lower than the average for the year to date, 3 month and 12 month periods ending August 31, 2002. The Board further discussed the recent performance of the Fund, as well as the financial condition of the Investment Adviser, and the Fund's portfolio. The officers also supplied the Directors with additional materials for their review. The Board reviewed the Directors Report for the quarter ended August 31, 2002. The Directors considered the financial condition of the Adviser, including a balance sheet dated September 30, 2002 and an income statement for the period January 1 through September 30, 2002. The Board reviewed the Adviser's financial condition in light of the fact that the Adviser continues to subsidize the Fund and cap expenses. The Board continued its consideration of the Advisory Agreement renewal on November 12, 2002. The Directors continued their review of the Adviser's financial condition and also considered the personal financial condition of Mr. Tanaka, based on the fact that Mr. Tanaka was standing behind the Adviser with regard to the Adviser's obligations to the Fund. The Board deemed significant the fact that Mr. Tanaka provided assurance that in the event of a liquidation of the Fund, he would stand behind the obligation of the Adviser to the extent of his personal investment in the Fund. The Directors determined that the overall arrangements provided under the terms of the Advisory Agreement were reasonable business arrangements, and that renewal of the Advisory Agreement was in the best interests of the Fund's shareholders.

     The Company has designated Graham Y. Tanaka, President and a Director of the Investment Advisor, as the Chairman, President and Chief Executive Officer of the Company.

     The Investment Advisor is paid a fee to be accrued daily at an annual rate of 1.00% of the average daily net assets of the Fund. All expenses not specifically assumed by the Investment Advisor are assumed by the Fund. For the fiscal years ended November 30, 2000, 2001 and 2002, the Fund paid advisory fees of $28,349, $47,931 and $42,356, respectively.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Investment Advisor of $1.30 per shareholder (subject to a minimum monthly fee of $1,250) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Investment Advisor equal to 0.050% of the Fund's assets up to $100 million, 0.040% of the Fund's assets from $100 million to $300 million, and 0.030% of the Fund's assets over $300 million (subject to a minimum fee of $21,000 per year). For the fiscal years ended November 30, 2000, 2001 and 2002, Unified received $22,700, $26,969 and $24,767 respectively, from the Investment Advisor on behalf of the Fund for these accounting services.

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Investment Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal years ended November 30, 2000, 2001 and 2002, Unified received $30,000, $32,672 and $28,489 respectively, from the Investment Advisor on behalf of the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

Custodian

     U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian for the Fund. The Custodian collects income when due and holds all of the Fund's portfolio securities and cash. The Custodian is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the United States.

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending November 30, 2003. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTION

Distributor

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

Distribution and Service Plans

     The Company has adopted, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution and/or service plans pertaining to the Fund's Class A, Class B and Class R shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Directors have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders. The Directors of the Company believe that the Plans should result in greater sales and/or fewer redemptions of the Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

     Under the Plan applicable to the Class R shares of the Fund, payments may be made by the Fund for the purpose of financing any activity primarily intended to result in the sales of Class R shares of the Fund as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity on behalf of the Class R shares is one which the Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Class R Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred on behalf of the Class R shares.

     Under the Plans for the Class A and Class B shares, the Fund may pay a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A or Class B shares, as the case may be. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund, assisting shareholders in changing options or enrolling in specific plans and providing shareholders with information regarding the Fund and related developments. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to the Fund's Class A or Class B shares must be in reimbursement for services rendered for or on behalf of the affected class.

The expenses not reimbursed in any one month may be reimbursed in a subsequent month. Under the Fund's Class B Plan, the Fund also pays a distribution fee at the annual rate of 0.75% of the average daily net assets attributable to its Class B shares to the Investment Advisor as compensation for financing the Class B broker-dealer fees and commissions.

     Among other things, each Plan provides that (1) the distributor or the Investment Advisor, as the case may be, will submit to the Board at least quarterly, and the Directors will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made;
(2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Directors, cast in person at a meeting called for that purpose; (3) payments by the Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund shall be committed to the discretion of the Directors who are not "interested persons" of the Company.

     A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

     During the fiscal year ended November 30, 2002, the Tanaka Funds' paid the distributor $553 for Class A; $9,632 for Class B and $7,437 for Class R under the Distribution Plans. Of this amount, approximately $553 was spent on payments to broker-dealers for Class A; $2,410 was spent on payments to broker-dealers for Class B shares, and the remaining balance was spent on payments to finance Class B shares, and $7,437 was spent on payments to broker-dealers for Class R. The Trust's total reimbursement of the distributor was $16,463.

     Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Directors, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of considering such amendment provided that approval of the shareholders of the applicable class is required for any amendment to increase materially the costs which a class may bear for distribution pursuant to the Plan. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding voting securities of that class.

EXPENSES OF THE FUND

     The Fund will pay its expenses not assumed by the Investment Advisor, including, but not limited to, the following: distribution expenses; fund accounting expenses; custodian fees and expenses; stock transfer and dividend disbursing fees and expenses; taxes; expenses of the issuance and redemption of Fund shares (including registration and qualification fees and expenses); legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund.

     The allocation of the general expenses of the Company among the Fund and any other series of the Company that may be created in the future will be made on a basis that the Company's Board of Directors deems fair and equitable, which may be based on the relative net assets of the series of the Company or the nature of the services performed and relative applicability to each series of the Company.

SPECIAL SHAREHOLDER SERVICES

     As described briefly in the Prospectus, the Fund offers the following shareholder services:

     Regular Account: The regular account allows for voluntary investments to be made at any time and is available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. Investors are free to make additions and withdrawals to or from their regular account as often as they wish. Simply use the Account Application provided with the Prospectus to open your regular account.

     Telephone Transactions: You may redeem shares by telephone if you request this service at the time you complete the initial Account Application. If you do not elect this service at that time, you may do so at a later date by putting your request in writing to the transfer agent and having your signature guaranteed.

     The Fund and the transfer agent employ reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if the Fund or transfer agent does not, they may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing a telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund or transfer agent believes to be genuine. When you request a telephone redemption, or exchange, if available, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

     Automatic Investment Plan: Shareholders may also purchase additional Fund shares at regular, pre-selected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a U.S. banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts to be debited from their bank account and invested in the Fund monthly or quarterly. Shareholders wishing to participate in this program may obtain the applicable forms from the transfer agent. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the transfer agent.

GENERAL INFORMATION AND HISTORY

     The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it has currently allocated
150,000,000 shares to the Fund. The Board of Directors can allocate the remaining authorized but unissued shares to the Fund, or may create additional series or classes and allocate shares to such series or classes. Each series is required to have a suitable investment objective, policies and restrictions, to maintain a separate portfolio of securities suitable to its purposes, and generally to operate in the manner of a separate investment company as required by the 1940 Act. The Company does not issue share certificates.

     If additional series were to be formed, the rights of existing series shareholders would not change, and the objective, policies and investments of each series would not necessarily be changed. A share of any series would continue to have a priority in the assets of that series in the event of a liquidation.

     The shares of each series when issued will be fully paid and non-assessable, will have no preference over other shares of the same series as to conversion, dividends, or retirement, and will have no preemptive rights. The shares of any series will be redeemable from the assets of that series at any time at a shareholder's request at the current net asset value of that series determined in accordance with the provisions of the 1940 Act and the rules thereunder. The Company's general corporate expenses (including administrative expenses) will be allocated among the series in proportion to net assets or as determined in good faith by the Board.

     As of March 1, 2003, the following persons were the beneficial owners (due to record ownership or power to vote or direct the investment) of five percent (5%) or more of the Class R shares: Graham Y. Tanaka, 230 Park Avenue, Suite 960, New York, NY 10169, 5.97%; David Saginaw, 15 Brentwood Drive, North Caldwell, NJ 07006, 17.41%; Tanaka Capital Management, 230 Park Avenue, Suite 230, New York, NY 10169 9.04%; McFarland Dewey & Co., 230 Park Avenue, Suite 1450 14th Floor, New York, NY 10169, 6.23%; National Investor Services, 55 Water Street, 32nd Floor, New Your, NY 10041, 5.65% (the above percentages include some duplication of ownership).

     As of March 1, 2003, the following person was the record owner of five percent (5%) or more of the Class A shares: Parker Hunter Inc., 17 Koch Drive, McKeesport, PA 15135-3142, 73.49%; Crist G. Richard, 206 Foxburg Drive, Pittsburgh, PA 15205-9798, 10.00%.

     As of March 1, 2003, the following person was the record owner of five percent (5%) or more of the Class B shares: Parker Hunter Inc., 2800 Euclid Avenue, Room 300, Cleveland, Ohio 44115, 98.45%.

     As of March 1, 2003, Parker Hunter Inc. may be deemed to control the Class A shares, Class B shares as a result of its beneficial ownership of the Class A shares and Class B shares. As the controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Investment Advisor.

     As of January 31, 2003, the Directors and Officers as a group owned beneficially (due to record ownership or power to vote or direct the investment) 16.84% of the Class R shares and less than 1% of the Class A and B shares.

     Each outstanding share of the Company is entitled to one vote for each full share of stock and a fractional vote for each fractional share of stock. All shareholders vote on matters that concern the Company as a whole. Election of Directors or ratification of the independent accountants are examples of matters to be voted upon by all shareholders. The Company is not required to hold a meeting of shareholders each year. The Company intends to hold meetings of shareholders when it is required to do so by the General Corporation Law of Maryland or the 1940 Act. Each series will vote separately on matters (1) when required by the General Corporation Law of Maryland, (2) when required by the 1940 Act, and (3) when matters affect only the interest of the particular series. An example of a matter affecting only one series is a proposed change in an investment restriction of that series. The Fund shares will not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so.

ADDITIONAL TAX INFORMATION

     The Fund has qualified, and intends to continue to qualify, as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of November 30, 2002, the Fund had available for federal tax purposes an unused capital loss carryforward of $1,264,111; $38,840 expires in 2009 and $1,225,271 expires in 2010.


PERFORMANCE

     Total return and current yield are the two primary methods of measuring investment performance. Occasionally, however, the Fund may include its distribution rate in sales literature. Yield, in its simplest form, is the ratio of income per share derived from the Fund's portfolio investments to the current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return, on the other hand, is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price.

     Performance quotations by investment companies are subject to certain rules adopted by the Securities and Exchange Commission (the "Commission"). These rules require the use of standardized performance quotations, or alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission.

     Current Yield. As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day (or one-month) base period ended on the date for which the yield is quoted. According to the Commission formula:

                            Yield = 2 [(a-b + 1)6 -1]
                                       ----
                                        cd
where:

a = dividends and interest  earned during the period.
b = expenses  accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share on the last day of the period.

     The Fund's 30-day yield for Class R shares for the 30 days ended November 30, 2002 was -1.46%.

     Total Return. The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption."
"Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           P(1+T)n=ERV

Where:   P     =     a hypothetical $1,000
         T     =     average annual total return
         n     =     number of years
         ERV   =     ending redeemable value at the end of the applicable
                     period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

     "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVD

Where:   P     =     a hypothetical $1,000 initial investment
         T     =     average annual total return (after taxes on distributions)
         n     =     number of years
         ATVD        ending value at the end of the applicable period of the
                     hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

        P(1+T)n=ATVDR

Where:   P     =     a hypothetical $1,000 initial investment
         T     =     average annual total return (after taxes on distributions
                     and redemption)
         n     =     number of years
         ATVDR       ending value at the end of the applicable period of the
                     hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     The following table provides information regarding the TANAKA Growth Fund's performance (for the periods ended November 30, 2002).


             ---------------------------------------------------------------------------------------------------------
                                                     TANAKA Growth Fund Class A
             ---------------------------------------------------------------------------------------------------------
             --------------------------------------------------------- ------------------------- ---------------------
                                                                               One Year            Since Inception(1)
             --------------------------------------------------------- ------------------------- ---------------------
             --------------------------------------------------------- ------------------------- ---------------------
             Average Annual Total Return                                       -29.36%                 -32.60%
             --------------------------------------------------------- ------------------------- ---------------------
             --------------------------------------------------------- ------------------------- ---------------------
             Average Annual Total Return After Taxes on Distributions
                                                                               -29.36%                 -32.63%
             --------------------------------------------------------- ------------------------- ---------------------
             --------------------------------------------------------- ------------------------- ---------------------
             Average Annual Total Return After Taxes on
             Distributions and Redemptions                                     -17.88%                 -24.89%
             --------------------------------------------------------- ------------------------- ---------------------
               (1) November 9, 2000.



             ---------------------------------------------------------------------------------------------------------
                                                    TANAKA Growth Fund Class B
             ---------------------------------------------------------------------------------------------------------
             --------------------------------------------------------- ------------------------- ---------------------
                                                                               One Year            Since Inception(1)
             --------------------------------------------------------- ------------------------- ---------------------
             --------------------------------------------------------- ------------------------- ---------------------
             Average Annual Total Return                                       -30.25%                 -23.36%
             --------------------------------------------------------- ------------------------- ---------------------
             --------------------------------------------------------- ------------------------- ---------------------
             Average Annual Total Return After Taxes on Distributions
                                                                               -26.58%                 -22.02%
             --------------------------------------------------------- ------------------------- ---------------------
             --------------------------------------------------------- ------------------------- ---------------------
             Average    Annual    Total   Return   After   Taxes   on
             Distributions and Redemptions                                     -20.38%                 -18.13%
             --------------------------------------------------------- ------------------------- ---------------------
              (1) December 31, 1999.



             ----------------------------------------------------------------------------------------------------------
                                           TANAKA Growth Fund Class R
             ----------------------------------------------------------------------------------------------------------
             ---------------------------------------------------------- ------------------------ ----------------------
                                                                                One Year            Since Inception(1)
             ---------------------------------------------------------- ------------------------ ----------------------
             ---------------------------------------------------------- ------------------------ ----------------------
             Average Annual Total Return                                        -26.08%                 -5.24%
             ---------------------------------------------------------- ------------------------ ----------------------
             ---------------------------------------------------------- ------------------------ ----------------------
             Average Annual Total Return After Taxes on Distributions           -26.08%                 -5.27%
             ---------------------------------------------------------- ------------------------ ----------------------
             ---------------------------------------------------------- ------------------------ ----------------------
             Average Annual Total Return After Taxes on  Distributions
             and Redemptions                                                    -15.88%                 -4.11%
             ---------------------------------------------------------- ------------------------ ----------------------
             (1)December 30, 1998.

     Sales literature pertaining to the Fund may quote a distribution rate in addition to the yield or total return. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price. The distribution rate differs from the yield because it measures what the Fund paid to shareholders rather than what the Fund earned from investments. It also differs from the yield because it may include dividends paid from premium income from option writing, if applicable, and short-term capital gains in addition to dividends from investment income. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the distributions paid over the period such policies were in effect, rather than using the distributions paid during the past twelve months.

     Occasionally, statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's changes in net asset value, or its performance, relative to a market index. One measure of volatility is beta. Beta is the volatility of the Fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the yield or return to shareholders only for the limited historical period used.

Comparison of Portfolio Performance

     Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

     In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the

Consumer Price Index, Standard & Poor's 500 Composite Stock Total Return Index ("S&P 500"), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index and the Russell 2000 Index.

     From time to time, in advertising, marketing and other Fund literature, the performance of the Fund may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings or the appropriate volatility grouping, where volatility is a measure of a fund's risk. From time to time, the average price-earnings ratio and other attributes of the Fund's or the model portfolio's securities, may be compared to the average price-earnings ratio and other attributes of the securities that comprise the S&P 500.

     Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

     Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Tanaka funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

     Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the period ended November 30, 2001. The Trust will provide the Annual Report without charge by calling the Fund at 1-877-4-TANAKA.